(FRONTIER FUNDS, INC. LOGO)

                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                                 March 31, 1999

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Thank you for your investment in Frontier Funds, Inc. Equity Portfolio. I appreciate the opportunity to serve you.

  The investment objective of the Equity Portfolio is capital appreciation. The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

   During the six months ended March 31, 1999, the Equity Fund's total return increased 46.20%, substantially exceeding the Russell 2000 Index's 10.13% increase for the same period. Over the past four years, large-cap stocks have outperformed small-cap stocks. In my opinion, investors have finally begun to recognize the capital appreciation potential in small-cap stocks.

  I believe that the investment community will continue to recognize these small companies as a great place for investment opportunities. I will position your portfolio to take advantage of the investment opportunities that present themselves.

  I invite your comments and suggestions. Feel free to write or telephone. Again, thank you for your confidence in Frontier Funds, Inc.

                                    Sincerely,

                                    /S/James R. Fay

                                    James R. Fay
                                    President


SCHEDULE OF INVESTMENTS

                        AS OF MARCH 31, 1999 (UNAUDITED)
                                                                      MARKET
 SHARES                                                                VALUE
 ------                                                               ------
               COMMON STOCKS -- 107.97%
               APPAREL -- 3.66%
70,000  +<F1>  Cygne Designs Inc.                                    $ 12,600
                                                                     --------
               BIOTECHNOLOGY -- 1.74%
 2,000  +<F1>  Energy Bio Systems Inc.                                  6,000
                                                                     --------
               COMPUTER SOFTWARE -- 18.16%
40,000  +<F1>  Mitek Systems Inc.                                      62,500
                                                                     --------
               COSMETICS & TOILETRIES -- 7.26%
40,000  +<F1>  Human Pheromone Sciences Inc.                           25,000
                                                                     --------
               ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 8.17%
15,000  +<F1>  Dense-Pac Microsystems Inc.                             28,125
                                                                     --------
               HEALTH CARE -- 5.46%
40,000  +<F1>  Procyte Corp.                                           18,800
                                                                     --------
               HEALTH CARE TECHNOLOGY -- 2.86%
 5,000  +<F1>  Cell Robotics International Inc.                         9,844
                                                                     --------
               INTERNET CONTENT -- 10.90%
 2,500  +<F1>  CustomTracks Corp.                                      37,500
                                                                     --------
               RECYCLING MANAGEMENT -- 14.71%
15,000  +<F1>  Hi-Rise Recycling Systems Inc.                          50,625
                                                                     --------
               TECHNOLOGY -- 7.45%
20,000  +<F1>  Digital Video Systems Inc.                              25,625
                                                                     --------
               TELECOMMUNICATIONS -- 27.60%
40,000  +<F1>  RSI Systems Inc.                                        95,000
                                                                     --------
               TOTAL COMMON STOCK (Cost $693,857)                     371,619
                                                                     --------
               TOTAL INVESTMENTS (Cost $693,857)           102.60%    371,619
               Liabilities in excess of Other Assets        (2.60%)    (9,418)
                                                           -------   --------
               TOTAL NET ASSETS                            100.00%   $362,201
                                                           -------   --------
                                                           -------   --------
+<F1>  Non-income producing security

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                           MARCH 31, 1999 (UNAUDITED)
ASSETS:
   Investments in securities, at value (cost $693,857) (Note 2)    $  371,619
   Receivable for securities sold                                      28,818
                                                                   ----------
      Total Assets                                                    400,437
                                                                   ----------
LIABILITIES:
   Payables:
   Accrued expenses                                  $32,336
   To custodian bank                                   5,180
   Fund shares redeemed                                  720
                                                     -------
      Total Liabilities                                                38,236
                                                                   ----------
      Net Assets                                                   $  362,201
                                                                   ----------
                                                                   ----------
NET ASSETS CONSIST OF:
   Additional paid in capital                                      $1,100,897
   Undistributed net investment income                                (65,010)
   Accumulated net realized loss from investment
     transactions (Note 6)                                           (351,448)
   Net unrealized depreciation on investments                        (322,238)
                                                                   ----------
      Net Assets                                                   $  362,201
                                                                   ----------
                                                                   ----------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
   ($362,201 / 156,826 shares of capital stock
     outstanding) (Note 6)                                         $     2.31
                                                                   ----------
                                                                   ----------
   Maximum offering price per share (net asset value
     plus sales charge of 8.00%)                                   $     2.51
                                                                   ----------
                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

              FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
EXPENSES:
   Management fee                                                    $  1,760
   Administration fee                                                  16,065
   Legal fee                                                           14,978
   Transfer agent fee                                                   8,896
   Custody fee                                                          7,622
   Audit fee                                                            4,501
   Printing                                                             2,211
   Directors' fees and expenses                                         4,477
   Registration fees                                                    2,146
   Insurance                                                              997
   Other                                                                3,117
                                                                     --------
       Total expenses                                                  66,770
       Less:  Waiver of management fee                                 (1,760)
                                                                     --------
       Net expenses                                                    65,010
                                                                     --------
       Net investment loss                                            (65,010)
                                                                     --------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2)
       Net realized gain from investment transactions                  25,737
       Net change in unrealized appreciation of investments           162,166
                                                                     --------
       Net realized and unrealized gain on investments                187,903
                                                                     --------
       Net increase in net assets resulting from operations          $122,893
                                                                     --------
                                                                     --------
   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          FOR THE SIX           FOR THE
                                                                                         MONTHS ENDED          YEAR ENDED
                                                                                        MARCH 31, 1999     SEPTEMBER 30, 1998
                                                                                        --------------     ------------------
                                                                                          (UNAUDITED)
Net investment loss                                                                        $ (65,010)          $(101,860)
Net realized gain (loss) from investment transactions                                         25,737              (4,704)
Net change in unrealized appreciation (depreciation) of investments                          162,166            (372,835)
                                                                                           ---------           ---------
     Net increase (decrease) in net assets resulting from operations                         122,893            (479,399)
Net capital share transactions (Note 4)                                                      (16,535)           (120,851)
                                                                                           ---------           ---------
     Net increase (decrease) in net assets                                                   106,358            (600,250)
NET ASSETS:
     Beginning of period                                                                     255,843             856,093
                                                                                           ---------           ---------
     End of period                                                                         $ 362,201           $ 255,843
                                                                                           ---------           ---------
                                                                                           ---------           ---------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

             (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          FOR THE SIX
                                                                          MONTHS ENDED              FOR THE YEARS ENDED
                                                                           MARCH 31,                   SEPTEMBER 30,
                                                                                            ------------------------------------
                                                                              1999           1998      1997      1996      1995
                                                                           ----------       ------    ------    ------    ------
                                                                          (UNAUDITED)
Net asset value, beginning of period                                         $ 1.58         $ 4.28    $ 6.61    $ 8.06    $ 7.59
                                                                             ------         ------    ------    ------    ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                                        (0.40)         (0.58)    (0.59)    (0.51)    (0.47)
   Net realized and unrealized
     gain (loss) on investments                                                1.13          (2.12)    (1.74)    (0.94)     0.94
                                                                             ------         ------    ------    ------    ------
       Total from investment operations                                        0.73          (2.70)    (2.33)    (1.45)     0.47
                                                                             ------         ------    ------    ------    ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                        0.00           0.00      0.00      0.00      0.00
   Distribution from realized gains from
     security transactions                                                     0.00           0.00      0.00      0.00      0.00
   Distributions in excess of book realized gains                              0.00           0.00      0.00      0.00      0.00
                                                                             ------         ------    ------    ------    ------
       Total distributions                                                     0.00           0.00      0.00      0.00      0.00
                                                                             ------         ------    ------    ------    ------
Net asset value, end of period                                               $ 2.31         $ 1.58    $ 4.28    $ 6.61    $ 8.06
                                                                             ------         ------    ------    ------    ------
                                                                             ------         ------    ------    ------    ------
Total return**<F3>                                                           46.20%        (63.08%)  (35.25%)  (17.99%)    6.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in 000's)                                             362            256       856     1,445     1,557
Ratio of expenses to average net assets                                      37.73%*<F2>    20.72%    13.29%     8.29%     8.08%
Ratio of net expenses to average net assets                                  36.73%*<F2>    19.72%    12.29%     7.29%     7.08%
Ratio of net investment income (loss)
  to average net assets                                                     (36.73%)*<F2>  (19.58%)  (12.29%)   (7.26%)   (7.06%)
Portfolio turnover rate                                                      38.81%         47.78%    74.85%   133.42%   100.80%

 *<F2>  Annualized.
**<F3>  Based on net asset value per share.  The Fund's sales charge is not reflected in total return in this table.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 1999 (UNAUDITED)

(1)  Organization --

     Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds. The investment objective of the Equity Fund is to provide capital appreciation on its assets.

(2)  Significant Accounting Policies --

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

     Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

     Federal Income Taxes - It is the policy of The Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Capital Loss Carryforwards - As of March 31, 1999, the Fund has Federal Income Tax Capital Loss carryforwards of approximately $ 460,612, expiring in 2006. It is management's intention to make no distribution of any realized capital gains until the Federal Income Tax capital loss carryforward is exhausted.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Investment Advisory Agreement --

     The Fund has an investment advisory agreement with Freedom Investors Corp. ("the Advisor", with whom certain officers and directors of the Fund are affiliated). Under the terms of the management agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1% (1% on an annual basis) of the average daily net asset value. The Advisor waived the management fee for the six months ended March 31, 1999 and has continued to waive the fee until further notice to the Board of Directors.

     The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the six months ended March 31, 1999 were approximately $1,814.

(4)  Capital Share Transactions --

     As of March 31, 1999 there was 80,000,000, $0.01 par value shares of capital stock authorized for the Equity Portfolio.

     Transactions in capital stock were as follows:

                                                                    For the six months ended         For the year ended
                                                                         March 31, 1999              September 30, 1998
                                                                    ------------------------        --------------------
                                                                    Shares           Amount          Shares     Amount
                                                                    -------        --------         -------    ---------
     Shares sold                                                     11,437        $ 20,687          18,066    $  51,947
     Shares issued in reinvestment of dividends                           0               0               0            0
     Shares redeemed                                                (16,607)        (37,222)        (56,072)    (172,798)
                                                                    -------        --------         -------    ---------
     Net decrease                                                    (5,170)       $(16,535)        (38,006)   $(120,851)
                                                                    -------        --------         -------    ---------

(5)  Administrative Agreements --

     The administrator of the Fund is American Data Services, Inc. ("Administrator"), Hauppauge, New York. Under administrative services and fund accounting agreements with the Fund (collectively, the "Administration Agreement"), the Administrator provides services necessary for the operation of the Fund, including, among other things, (i) preparation of shareholder reports and communications, (ii) preparation of certain reports and filings with the Securities and Exchange Commission and with state securities administrators and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Transfer Agent, custodian, independent accountants, legal counsel and others. Services rendered by the Administrator do not include investment advisory or portfolio management services. For its services under the Administration Agreement, the Administrator receives a monthly fee (based upon the Fund's average daily net assets), as follows: $2,268 on average net assets under $5 million; $2,750 from $5 million to $10 million; $3,500 from $10 million to $20 million; and the greater of $5,000 or 1/12 of 0.0145% of average net assets in excess of $20 million. In addition, the Administrator is reimbursed by the Fund for reasonable out-of-pocket expenses. American Data Services also serves as the Fund's transfer agent and dividend disbursing agent ("Transfer Agent") and performs other shareholder services, pursuant to an agreement with the Fund ("Transfer Agency and Service Agreement"). For its services rendered under the Transfer Agency and Service Agreement, the Transfer Agent receives a monthly fee of approximately $1,418. In addition, the Transfer Agent is reimbursed by the Fund for reasonable out-of-pocket expenses.

(6)  Investment Transactions --

     Purchases and sales, excluding short term securities, for the six months ended March 31, 1999 aggregated $152,669 and $242,041, respectively for the Equity Fund.

(7)  Accumulated Unrealized Depreciation --

     Aggregate gross unrealized appreciation (depreciation) as of March 31, 1999, based on investment cost for Federal Income Tax purposes as follows:

            Aggregate gross unrealized appreciation            $  49,287
            Aggregate gross unrealized depreciation             (371,525)
                                                               ---------
                         Net unrealized depreciation           $(322,238)
                                                               ---------
                                                               ---------

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.

                             OFFICERS AND DIRECTORS
               James R. Fay                President and Director
               Amy L. Siesennop       Vice President and Director
               Jeffrey S. Ackley                         Director
               Kenneth W. Coshun                         Director
               Matthew G. Drew                           Director

                               INVESTMENT ADVISOR
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                                Star Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                          SECURITIES DEALERS SERVICES
                                 1-800-759-6598

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (414) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.